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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     January 21, 2004
                                                   -----------------------



                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact name of registrant as specified in its Charter)





       Delaware                          0-50158               47-0863558
       --------                         ---------             -------------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)


 580 Kirts Blvd., Suite 300, Troy         Michigan                48084
 --------------------------------         --------                -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code       (248) 712-7000
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEMS 1-6.   NOT APPLICABLE.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (a)-(b)    NOT APPLICABLE.

     (c)        EXHIBITS.

                99.1     Press Release issued January 21, 2004.

ITEMS 8.     NOT APPLICABLE.

ITEM 9.      REGULATION FD DISCLOSURE.

        On January 21, 2004, the Company issued the press release attached hereto as Exhibit 99.1.

ITEMS 10-12. NOT APPLICABLE.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FRANK'S NURSERY & CRAFTS, INC.


Date: January 21, 2004                    By: /s/ Alan Minker
                                             -----------------------------------
                                          Alan Minker
                                          Senior Vice President, Chief Financial
                                                 Officer and Treasurer





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                                  Exhibit Index

         Exhibit No.              Description
         -----------              -----------
            99.1                  Press Release issued January 21, 2004.